SUPPLEMENT TO THE FIDELITY CONTRAFUND
PROSPECTUS
DATED FEBRUARY 20, 1996
The following information supplements information found under the "Securities and Investment Practices" section beginning on page 10:
CASH MANAGEMENT. The fund may invest in money market securities, in a pooled account of repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change. The following information replaces information found under the "Waivers" section beginning on page 33:
2. To shares in a Fidelity account purchased with the proceeds of a distribution from an employee benefit plan, provided that at the time of the distribution, the employer or its affiliate maintained a plan that both qualified for waiver (1) above and had at least some of its assets invested in Fidelity-managed products. (Distributions transferred to an IRA account must be transferred within 60 days from the date of the distribution. All other distributions must be transferred directly into a Fidelity account.)